SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2021

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	UCTT	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 5, 2021, Ultra Clean Holdings, Inc. (“Ultra Clean”) filed a Form 8-K (the “Prior 8-K”) to report the completion, on March 31, 2021, of its acquisition of Ham-Let (Israel-Canada) Ltd. (“Ham-Let”). This Form 8-K/A is being filed to amend Item 9.01 of the Prior 8-K to provide the financial statements and pro forma financial information described under Item 9.01 below that were not included in the Prior 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Ham-Let as of and for the year ended December 31, 2020 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited condensed financial statements of Ham-Let as of and for the three months ended March 31, 2021 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information with respect to Ultra Clean’s acquisition of Ham-Let as of and for the three months ended March 26, 2021 and the twelve months ended December 25, 2020 are attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Kost Forrer Gabbay and Kasierer, Independent Registered Public Accounting Firm
23.2	Consent of BDO Sunghyun LLC, Independent Registered Public Accounting Firm
23.3	Consent of Forum Revisjon AS, Independent Registered Public Accounting Firm
23.4	Consent of J. TAN & CO., Independent Registered Public Accounting Firm
23.5	Consent of LLC AUDIT-UNIVERSAL, Independent Registered Public Accounting Firm
99.1	Audited financial statements of Ham-Let (Israel-Canada) Ltd. as of and for the year ended December 31, 2020, and unaudited condensed financial statements of Ham-Let (Israel-Canada) Ltd. as of and for the three months ended March 31, 2021
99.2	Unaudited pro forma condensed consolidated financial information as of and for the three months ended March 31, 2021 and the twelve months ended December 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	June 14, 2021	By:	/s/ Sheri Savage
			Name:	Sheri Savage
			Title:	Chief Financial Officer, Senior Vice President of Finance